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                                                                   EXHIBIT 10.28


                                IMPORTANT NOTICE

           THIS NOTE CONTAINS A CONFESSION OF JUDGMENT PROVISION WHICH
           CONSTITUTES A WAIVER OF IMPORTANT RIGHTS YOU MAY HAVE AS A
          BORROWER AND ALLOWS THE LENDER TO OBTAIN A JUDGMENT AGAINST
                          YOU WITHOUT FURTHER NOTICE.


                           THIRD AMENDED AND RESTATED
                              REVOLVING CREDIT NOTE


       This THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE (this "Note") is made this 15th day of May, 2000, between COMPUTER LEARNING CENTERS, INC. (the "Borrower") and FIRST UNION NATIONAL BANK, successor-by-merger to CORESTATES BANK, N.A. (the "Lender").

                                    RECITALS

       1. The Borrower is indebted to the Lender under a Second Amended and Restated Revolving Credit Note dated December 31, 1999, as amended by a First Modification of Loan Documents dated January 29, 2000, in the face amount of $15,000,000.00 (the "Revolving Credit Note"). The Revolving Credit Note evidences a $15,000,000.00 credit facility which the Lender has made available to the Borrower.

       2. The Borrower and the Lender have agreed to execute this Note pursuant to the terms and conditions of a Second Amended and Restated Credit Agreement of even date herewith (the "Credit Agreement").

       NOW, THEREFORE, in consideration of the foregoing, the Borrower and the Lender agree as follows:


             FOR VALUE RECEIVED, the undersigned, COMPUTER LEARNING CENTERS, INC., a Delaware corporation, hereby unconditionally promises to pay on the Revolving Credit Termination Date, to the order of FIRST UNION NATIONAL BANK, successor-by-merger to CoreStates Bank, N.A. (the "Lender"), at the office of the Lender at 1970 Chain Bridge Road, McLean, Virginia 22102, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) Nine Million Two Hundred Thousand Dollars ($9,200,000), or (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the undersigned pursuant to the Credit Agreement. The Credit Agreement is incorporated into and made a part of this Note. Capitalized terms hereinbefore or hereinafter used without definition shall have the meanings assigned to such terms in the Credit Agreement.


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             The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof until and after such amount shall become due and payable (whether at stated maturity, by demand, by acceleration or otherwise) on the dates and at the applicable rates per annum as provided in Subsections 2.13 and 2.14 of the Credit Agreement; provided that all accrued and unpaid interest shall be payable in full on the Revolving Credit Termination Date.

             The date and amount of each Revolving Credit Loan made by the Lender, and the date and amount of each payment or prepayment of principal thereof, as reflected on the Lender's books and records with respect to the Revolving Credit Note, shall constitute prima facie evidence, absent manifest error, of the accuracy of the information so reflected.

             If any payment under this Note becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

             Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

             The Borrower duly constitutes and appoints Gregory A. Baugher, J. David Linthicum (each of whom is an officer of the Lender), and the Lender through an officer duly authorized by the Lender (any of the foregoing may act) as the true and lawful attorneys-in-fact for it, in its name, place and stead, and upon the occurrence of an Event of Default, to confess judgment against it, in favor of the Lender, before the Clerk of the Circuit Court for Fairfax County, Virginia, in accordance with 1950 Code of Virginia, Section 8.01-431 et seq, and any successor statute, for all amounts owed with respect to the Obligations under and pursuant to this Note including, without limitation, all costs of collection, attorneys' fees in an amount equal to 15% of the Obligations then outstanding (which shall be deemed reasonable attorneys' fees for the purposes of this paragraph), and court costs, hereby ratifying and confirming the acts of said attorney-in-fact as if done by itself. Upon request of the Lender, the Borrower will execute an amendment or other agreement substituting attorneys-in-fact appointed to act for the Borrower hereunder.

             Except as expressly provided herein and in the Credit Agreement, the undersigned hereby waives presentment, demand, protest, notice of protest and all other notices of any kind.

             THE LENDER, BY ITS ACCEPTANCE HEREOF, AND THE UNDERSIGNED EACH AGREES THAT ANY ACTION, SUIT OR PROCEEDING INVOLVING ANY CLAIM, COUNTERCLAIM OR CROSS-CLAIM ARISING OUT OF OR IN ANY WAY RELATING, DIRECTLY OR INDIRECTLY, TO THIS NOTE, OR ANY LIABILITIES, RIGHTS OR INTERESTS OF THE UNDERSIGNED OR THE LENDER ARISING OUT OF


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OR IN ANY WAY RELATING, DIRECTLY OR INDIRECTLY, TO THIS NOTE, SHALL BE TRIED BY
A COURT AND NOT BY A JURY. THE LENDER, BY ITS ACCEPTANCE HEREOF, AND THE UNDERSIGNED EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING, WITH THE UNDERSTANDING AND AGREEMENT THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS, COUNTERCLAIMS AND CROSS-CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS, SUITS OR PROCEEDINGS, INCLUDING CLAIMS, COUNTERCLAIMS AND CROSS-CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE, THE CREDIT AGREEMENT OR THE OTHER CREDIT DOCUMENTS. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE LENDER AND THE UNDERSIGNED, AND EACH OF THE LENDER AND THE UNDERSIGNED ACKNOWLEDGES AND AGREES THAT THIS WAIVER OF TRIAL BY JURY IS A MATERIAL ASPECT OF THE AGREEMENTS AMONG THEM AND THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO MODIFY, LIMIT OR NULLIFY ITS EFFECT.

             This Note amends and restates in its entirety that certain Second Amended and Restated Revolving Credit Note dated December 31, 1999, in the principal amount of $12,000,000.00 executed by the Borrower in favor of the Lender, as amended by a First Loan Modification Agreement dated January 29, 2000 (the "Original Note"). The Lender and the Borrower intend that the execution and delivery of this Note shall not constitute or be construed to operate as a new indebtedness of the Borrower, but the terms of the indebtedness of the Borrower pursuant to the Original Note shall be modified in accordance herewith.

             This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the Commonwealth of Virginia, exclusive of principles of conflicts of laws.

             IN WITNESS WHEREOF, the undersigned has duly executed, or caused to be duly executed, this Note under sale the day and year first above written.



ATTEST/WITNESS:                      COMPUTER LEARNING CENTERS, INC.

---------------------------          By: /s/ John L. Corse
                                         --------------------
                                         John L. Corse
                                         President and Chief Executive Officer


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COMMONWEALTH OF VIRGINIA, COUNTY OF __________________, to wit:

       I HEREBY CERTIFY, that on this _____ day of May, 2000, before me, the undersigned Notary Public, personally appeared John L. Corse, who acknowledged himself to be the President of Computer Learning Centers, Inc., known to me (or satisfactorily proven) to be the person who executed the foregoing instrument and acknowledged that he, being authorized so to do, executed the foregoing instrument on behalf of Computer Learning Centers, Inc., for the purposes therein contained.

       WITNESS my hand and Notarial Seal.


                                                 -------------------------------
                                                 Notary Public

 My Commission Expires:
                         ------------------------





       The Lender hereby accepts this Third Amended and Restated Revolving Credit Note and agrees to the restatement of the terms of the Original Note as set forth in this Third Amended and Restated Revolving Credit Note.

 ATTEST/WITNESS:                          FIRST UNION NATIONAL BANK

 ------------------------------           By: /s/ J. David Linthicum      (SEAL)
                                              -------------------------
                                              J. David Linthicum, Vice President






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